                                                                    EXHIBIT 10.3


                          LICENSE ACQUISITION AGREEMENT


         AGREEMENT, made this 6th day of October, 2000, by and between Mario Pandolfo, Maurizio DeCarli and Massimo DeCarli, all with a principal place of business at 241 Research Drive, Suite 2, Milford, Connecticut 06460 (collectively, the "Licensors"), EC 2000 LLC, a Connecticut Limited Liability Company (the "LLC") with a principal place of business at 241 Research Drive, Suite 2, Milford, Connecticut 06460 and EC 2000, Inc., a Delaware corporation, with a principal place of business at 119 West 23rd Street, Suite 508, New York, New York 10011 (the "Licensee").

         WITNESSETH, In consideration of the mutual covenants, agreements, representations and warranties herein contained, and intending to be legally bound, the parties agree as follows:

                                    ARTICLE 1

                        LICENSE OF INTELLECTUAL PROPERTY

         1.1 LICENSE. Subject to the terms and conditions of this Agreement and the representations and warranties herein and the license agreement to be entered into by and between the Licensor and Licensee (the "License Agreement"), a copy of which is attached as Exhibit 1 hereto, Licensee will, at the Closing (as that term is defined in Section 1.3 below) acquire from Licensor, the exclusive license in the territories delineated on Schedule I for a proprietary fuel technology Foreign patent application: Italy VT99A000003 04/12/1999 and U.S. Patent Application Number 09/546, 362 (Pending) (the "Intellectual Property").

         1.2 PURCHASE PRICE. The purchase price for the license of the Intellectual Property shall be 9,250,000 shares of common stock of the Licensee (the "Acquisition Shares" and/or the "Purchase Price"). The Acquisition Shares shall be delivered to Licensors at Closing.

         1.3 CLOSING. The consummation of the transactions contemplated herein (the "Closing") shall take place at 10:00 A.M. on October 6, 2001 (the "Closing Date") or such later date as may be agreed upon by the parties. The Closing shall take place at the offices of Bondy & Schloss, LLP, 6 East 43rd Street, New York, New York 10017.

         1.4 ACCESS AND INFORMATION. Between the date hereof and Closing, Licensors shall give Licensee and its accountants, counsel, and other representatives access, during normal business hours, to Licensors's books and records relating to the Intellectual Property. Licensee and its agents shall keep such information confidential until the Closing.
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                                                                           DRAFT


                                    ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF LICENSORS

         Licensors represent and warrant to Licensee as of the date hereof and as of Closing, the following:

         2.1 AUTHORITY. Licensors have full power and authority to license the Intellectual Property.

         2.2 COMPLIANCE. Neither the execution and delivery of this Agreement, nor the consummation by Licensors of any of the transactions contemplated hereby will result in a breach of any applicable statute or regulation, or of any administrative or court order or decree; nor will such compliance conflict with or result in the breach of any term, provision, covenant or condition of any agreement or other instrument to which Licensors are a party or by which they may be bound.

         2.3 LITIGATION. No suit, action, administrative, arbitration, or other legal proceeding or governmental investigation is pending, or to Licensors's knowledge is threatened against the Intellectual Property. There are no outstanding judgments, decrees, or orders against the Licensors which affect the Intellectual Property in any way.

         2.4 EFFECT OF AGREEMENT. The terms and conditions of this Agreement and all other instruments and agreements to be delivered by Licensors to Licensee under the terms hereof, including the License Agreement, are valid, binding, and enforceable against the Licensors in accordance with their terms, subject only to the applicable bankruptcy, moratorium, and other laws generally affecting the rights and remedies of creditors.

         2.5 INVESTMENT REPRESENTATION. The Licensors and the LLC, in the event the Acquisition Shares are issued and/or transferred to the LLC, represent and confirm to the Licensee that they (1) are accredited Investors within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act") or, if not accredited investors, have alone or together with a purchaser representative within the meaning of Rule 501(h) under the Securities Act, such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the securities of the Licensee of the type contemplated by this Agreement; (2) are aware of the limits on resale of the Acquisition Shares imposed by virtue of the nature of the transaction; and (3) will receive and accept at the Closing the Acquisition shares for investment, and without any view to the sale, resale of other distribution thereof, in any manner that is in violation of the Securities Act, except, Licensors shall in their discretion, may assign and transfer the Acquisition Shares to the LLC. The


                                        2
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                                                                           DRAFT


certificates representing the Acquisition Shares, when delivered to the stock records of the Licensors at the Closing, may have appropriate orders restricting transfer placed against them on the Licensee and/or at the transfer agent for such securities and may have placed upon them a legend in substantially the following form:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE SOLD, TRANSFERRED OR ENCUMBERED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. PURSUANT TO A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

The Licensors agree not to attempt any transfer of any of the Acquisition Shares without first complying with the substance of said legend.

         2.6 SECURITIES AND EXCHANGE COMMISSION FILING. Licensors agree to cooperate with the Licensee in connection with its filing of a registration statements on Form 10-SB with the Securities and Exchange Commission (the "Registration Statement") and complete Officers' Directors' and Principal Shareholders' Questionnaires in connection therewith.

         2.7 REPRESENTATION AND WARRANTIES. No representation or warranty by Licensors in this Agreement or any documents provided hereunder, including the License Agreement, contains or will contain any untrue statement of material fact or omit to state any material fact necessary to make the statements contained herein and therein not misleading. All representations and warranties made by Licensors in this Agreement, the License Agreement and all documents provided hereunder shall be true and correct as of the date of Closing with the same force and effect as if they had been made on and as of such date.

         2.8 DUE PERFORMANCE. Licensors have in all material respects performed all obligations required to be performed by it under, and are not in default in any material respect under, or in violation in any material respect of any agreement or undertaking, oral or written, relating to the Intellectual Property to which they are parties or by which they are bound, or by which the Intellectual Property may be materially affected. Except as expressly set forth on the Statement of Issues annexed hereto as SCHEDULE II. Licensors are not in violation or default in any material respect of any judicial, administrative, or governmental order, writ, rule, regulation, injunction, or decree relating to the Intellectual Property. The execution and delivery of this Agreement, the


                                       3
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                                                                           DRAFT


License Agreement and the consummation of the transactions contemplated herein and therein, will not result in any violation or default referred to in this paragraph.


                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF LICENSEE

         Licensee represents and warrants to Licensors as follows:

         3.1 CORPORATE ORGANIZATION. Licensee is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to enter into this Agreement and perform the transactions contemplated herein.

         3.2 CAPITALIZATION. The authorized capital stock of the Licensee consists of 80,000,000 shares of common stock, $.001 par value and 20,000,000 shares of preferred stock, par value $.001 per share. There is no other capital stock authorized for issuance. As of the date hereof, 9,250,000 shares of common stock were validly issued and outstanding, fully paid, and non-assessable with no preferred stock outstanding. Other than the Acquisition Shares and 2,000,000 shares to be issued upon the completion of an offering pursuant to Regulation S of the Securities Act subsequent to the Closing, there are no outstanding options, warrants, or other rights, agreements, or commitments (contingent or otherwise) obligating the Licensee to issue any additional shares of capital stock.

         3.3 ACQUISITION SHARES. The Acquisition Shares, when issued in accordance with the terms of this Agreement, will be validly issued fully paid, and non-assessable.

         3.4 FOUNDERS SHARES. Of the 9,250,000 shares outstanding as of the date of this Agreement, 3,000,000 of such shares are owned by the founders of the Licensee and/or their assign and are subject to the restrictions set forth in
Section 2.5 hereof and 6,250,000 shares are shares issued in the Licensee's offering pursuant to Rule 504 of Regulation D of the Securities Act and freely transferable.

         3.5 CORPORATE AUTHORITY. The execution and delivery of this Agreement and the carrying out of the provisions hereof have been duly authorized by Licensee's Board of Directors and Licensee shall furnish to Licensors, duly certified copies of such authorizing resolutions. This Agreement is binding upon and enforceable against Licensee in accordance with its terms and is not in violation of the provision of any judicial, governmental or administrative decree, order, writ, injunction, or judgment, or in conflict with or will result in the breach of, or constitute a default under, Licensee's Certificate of Incorporation or bylaws or any capital stock

                                                                           DRAFT


provision to which Licensee may be subject, or any mortgage, indenture, contract, agreement, or other instrument to which Licensee is a party or by which it may be bound.

         3.6 BINDING NATURE. This Agreement shall be, when duly executed and delivered, a legal and binding obligation of Licensee, enforceable in accordance with its terms.

         3.7 REPRESENTATIONS AND WARRANTIES. No representation or warranty by Licensee in this Agreement contains or will contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. All representations and warranties made by Licensee in this Agreement shall be true and correct as of the Closing with the same force and effect as if they had been made on as of such date.

         3.8 COMPLIANCE WITH SECURITIES LAWS. To the best of Licensee's knowledge, neither Licensee nor any officer, director, affiliate, or controlling person of Licensee has committed any violation, or been in any way in contravention, of any law, rule or regulation governing transactions in securities, in connection with the transactions herein.

         3.9 VALUE. Licensee has formed its own opinion as to the value of the Intellectual Property being licensed hereunder. The parties agree that Licensors's warranties include only the express written warranties that are contained in this Agreement and the License Agreement.

         3.10 NO LITIGATION. No actions or proceedings are pending or, to Licensee's best knowledge, threatened before any court, administrative authority, or other authority that might material or adversely affect Licensee's ability or right to perform all of its obligations hereunder.

                                    ARTICLE 4

                                   CONDITIONS

         4.1 CONDITIONS TO LICENSORS'S OBLIGATIONS. Licensors's obligations to complete the Closing hereunder are, unless waived, subject to the following conditions:

                  (a) All Licensee's representations and warranties contained in this Agreement shall be true in all material respects as of at the Closing.

                  (b) Licensee shall have performed and complied with all of its agreements, terms, and conditions under this Agreement on or before the Closing.

                  (c) At the Closing, the Licensee shall have in its bank account, from the


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                                                                           DRAFT


proceeds of an offering pursuant to Rule 504 of Regulation D of the Securities Act, approximately U.S. $1,000,000 in cash, less any fees expended in connection with the offering, this Agreement, the License Agreement and the Registration Statement, including all professional fees.

                  (d) Licensors shall have received an opinion of Licensee's counsel, dated the Closing Date, in form and substance reasonably satisfactory to Licensors's counsel, stating that:

                           (i) Licensee is a corporation duly organized and
existing in good standing under the laws of the State of Delaware.

                           (ii) Licensee has full power and authority to make,
execute, deliver, and perform this Agreement, all corporate and other proceedings required to be taken by Licensee, its directors and shareholders to authorize Licensee to enter into and carry out this Agreement and the transactions contemplated hereby have been duly and properly taken; and this Agreement constitutes a valid obligation binding upon Licensee in accordance with its terms;

                           (iii) The execution, delivery, and consummation of
this Agreement does not conflict with, result in a breach of, or constitute a default under, Licensee's Articles of Incorporation or bylaws, or any material agreement or instrument of which such counsel has knowledge and to which Licensee is a party or by which it is bound.

                  (e) Licensee shall not be in bankruptcy or similar proceedings.

         4.2 CONDITIONS TO LICENSEE'S OBLIGATIONS. Licensee's obligations to complete the Closing under this Agreement are, unless waived, subject to fulfillment by Licensors of each of the following conditions:

                  (a) At the Closing, Licensee shall have entered into the Licensee Agreement with Licensee.

                  (b) All representations and warranties of the Licensors contained in this Agreement and License Agreement shall be true in all material respects as of and at the Closing Date with the same effect as if they had been made on and as of Closing, except as otherwise contemplated or specifically permitted by the terms hereof.

                  (c) Licensors shall have performed and complied with all of their agreements, terms, and conditions under this Agreement on or before the Closing Date.

                  (d) Licensee shall have received an opinion of Licensors's counsel, dated the Closing Date, in form and substance reasonably satisfactory to Licensee's counsel stating that:


                                       6
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                                                                           DRAFT


                           (i) Licensors have the full power and authority to
make, execute, deliver, and perform this Agreement and the License Agreement and this Agreement and the License Agreement constitute valid obligations binding upon Licensors in accordance with their terms.

                           (ii) After diligent investigation, counsel does not
know of any litigation proceeding or governmental investigation pending or threatened against or relating to the Intellectual Property.

                           (iii) The execution, delivery, and consummation of
this Agreement and the License Agreement does not conflict with, result in the breach of, or constitute a default under any material agreement or instrument of which counsel has knowledge and to which Licensors is a party or by which it is bound.

                           (iv) After diligent investigation, counsel does not
know of anything materially and/or adversely affecting the Intellectual
Property.

                           (v) Licensors have complied with all applicable laws
and regulations applicable to the transactions contemplated to be performed by them hereunder.

                           (vi) Neither the execution and delivery of the
Agreement and the License Agreement, nor Licensors's compliance with the terms and provisions hereof will result in the breach of any applicable statute or regulation, or of any administrative or court order or decree, nor will such compliance conflict with or result in the breach of any of the terms, provisions, covenants, or conditions of any agreement or other instruments to which Licensors are a party, or by which hey are or may be bound.

                           (vii) This Agreement, the License Agreement and all
of the instruments and agreements delivered by Licensors to Licensee on the Closing Date hereof are legal, valid, and binding obligations of Licensors, enforceable in accordance with their terms, subject only to the rights and remedies of creditors arising under applicable bankruptcy, moratorium, and other laws.

                           (viii) There is no suit, action, administrative,
arbitration or other legal proceeding or governmental investigation, affecting the Intellectual Property, pending or, to the best of counsel's knowledge, after due inquiry, threatened against Licensors, which might materially or adversely affect the transfer of the Intellectual Property by the Licensors;

                  (e) Licensee shall not be in bankruptcy or similar proceedings.


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                                                                           DRAFT


         4.3 WAIVERS AND CONSENTS. Licensors shall use their best efforts to obtain all written waivers and consents that are required, or reasonably requested by Licensee, in connection with the licensing of the Intellectual Property in accordance with the terms of this Agreement and the License Agreement.

                                    ARTICLE 5

                               CLOSING OBLIGATIONS

         5.1 LICENSORS'S OBLIGATIONS AT CLOSING. At the Closing, Licensors shall execute and/or deliver to Licensee:

                  (a) The License Agreement

                  (b) Opinion of Licensors's counsel as provided above.

                  (c) All other instruments and documents elsewhere required herein.

         5.2 LICENSEE'S OBLIGATIONS AT CLOSING. At Closing, Licensee shall execute and/or deliver to Licensors:

                  (a) The Acquisition Shares as provided for herein.

                  (b) The License Agreement

                  (c) An opinion of Licensee's counsel as required above.

                  (d) True and complete copies of resolutions duly adopted by Licensee's Board of Directors and, if required its shareholders and duly certified by the Secretary of the Licensee which provide all necessary corporate authorization for the execution and carrying out of this Agreement and its provisions.

                  (e) A certificate signed by Licensee certifying as to the truth and accuracy of representations and warranties set forth in this Agreement on the Closing Date as if originally made on such date and the fulfillment of the covenants and agreements as of the Closing.

         5.3 OBLIGATIONS OF LICENSOR. Following completion of Due Diligence by Licensee, Licensor shall perform all acts necessary in order to effect all conditions, terms and provisions of this Agreement, including, but not limited to, furnishing Licensee, its nominees or patent

                                       8
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                                                                           DRAFT


attorneys, all information and documents relating to the Intellectual Property which are necessary to prosecute patent applications, and executing any Amended License Agreement(s).

                                    ARTICLE 6

                                  MISCELLANEOUS

         6.1 BROKERAGE. Each party represents and warrants to the other that no broker is entitled to any commission, or similar fee, in connection with the making and carrying out of this Agreement.

         6.2 INDEMNIFICATION. Licensors shall defend, indemnify, and hold Licensee harmless against any loss, damage, claim of third parties, actions, suits, demand, judgments, or expenses (including legal and other fees and charges) incurred or sustained by Licensee as a result of or attributable to any misrepresentation or breach of any representation, warranty, covenant, or agreement herein or in the License Agreement given or made by Licensors. Licensee shall defend, indemnify, and hold Licensors harmless against any loss, damage, claim of third parties, actions, suits demands, judgments, or expense (including legal and other fees and charges), incurred or sustained by Licensors as a result of or attributable to any misrepresentation or breach of any representation, warranty, covenant, or agreement herein given or made by Licensee herein and in the License Agreement.

         6.3 ENTIRE AGREEMENT: MODIFICATION. This Agreement supersedes all prior agreements and with the License Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof. It may not be amended or modified except by an instrument executed by both parties.

         6.4 NOTICES AND COMMUNICATIONS. Any notice, payment, request, instruction, or other document to be delivered hereunder shall be deemed sufficiently given if in writing and delivered personally or mailed by certified mail, postage prepaid, if to Licensee, addressed to it at the address first set forth above, with one copy to Bondy & Schloss, LLP, 6 East 43rd Street, New York, new York 10017, Attention: Jeffrey A. Rinde, Esq., unless in each case, such parties have notified the other parties in writing of a different address.

         6.5 NON-WAIVER. No delay or failure by either party to exercise any right hereunder, and no partial or single exercise of any such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

         6.6 HEADINGS. Headings in this Agreement are for convenience and reference only and shall not be used to interpret or construe its provisions.


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         6.7 GOVERNING LAW. This Agreement and all other documents relating to this Agreement and the License Agreement shall be governed by the laws of the state of New York, excepting applicable Federal law and except only to the extent precluded by mandatory application of another state or foreign jurisdictions' laws. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any part of such provision shall be prohibited by or invalid under applicable law, such provision or part thereof shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         6.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         6.9 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors, and assigns.

         6.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as otherwise expressly limited in this Agreement or the Schedules annexed, the parties' representations and warranties extended hereunder shall survive the Closing. Each party against whom liability is asserted hereunder shall be given the opportunity to participate, directly or through its authorized representative, at its expense, in the conduct of any negotiations relating to the settlements of any liability or other proceeding instituted by a third party against either Licensors or Licensee, as the case may be, giving rise to the alleged breach.

         6.11 EXPENSES. Except as otherwise expressly provided herein, each party shall pay all of its own expenses incidental to the negotiation and preparation of the documentation and financial statements relating to this Agreement, and for entering into and carrying out the terms and conditions thereof and consummating the transactions, regardless of whether they are consummated.

         6.12 PAYMENT OF TAXES. All fees, costs, charges, and expenses payable to any federal, state, or municipal authority, including, without limitation, all filing fees, documentary stamps, and transfer, sales and other taxes required to be paid, or imposed in connection with the transfer of the Intellectual Property under the terms of this Agreement and the License Agreement shall be paid by Licensors.

         6.13 ASSIGNMENT. Except as may otherwise be expressly provided herein, neither party may assign any right, obligation, or liability arising hereunder without the other party's prior written consent. Any such assignment or attempted assignment shall be null and void.


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                                                                           DRAFT


         6.14 CONFIDENTIALITY. Prior to the Closing of the transactions contemplated hereunder, the parties shall keep confidential the existence of this Agreement, the License Agreement, the transactions described herein, and all information obtained from the other concerning the Intellectual Property. However, the covenants contained in this paragraph 6.14 shall not apply in respect to any information which (a) was already known to either party when such information was received from the other, (b) was readily available to the general public at the time of such receipt, (c) subsequently becomes known to the general public through no fault or omission by the other party, (d) is subsequently disclosed by a third party which has the bona fide right to make such disclosure, or (e) is required to be disclosed by law or a governmental agency.

         6.15 THIRD PARTY BENEFICIARIES. Except for their proper heirs, successors, and assigns, the parties intend that no third party shall have any rights or claims by reason of this contract.

         6.16 FORUM. The parties hereto agree that any action or proceeding arising out of or relating to this Agreement, the License Agreement or the documents relating thereto, may be commenced in the Supreme Court of the State of New York, New York County or in the District Court of the United States for the Southern District of New York and each party agrees that a summons and complaint commencing an action or proceeding in either of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to each party at their address set forth in this Agreement, or as otherwise provided under the laws of the State of New York. Further, Licensors and the LLC hereby specifically consent to the personal jurisdiction of the Supreme Court of the State of New York, New York county and the District Court of the United States for the Southern District of New York and waive and hereby acknowledge that they are estopped from raising any claim that either such court lacks personal jurisdiction over them so as to prohibit either such court from adjudicating any issues raised in a complaint filed with either such court against them by the Licensee concerning this Agreement and the License Agreement.


                                       11
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                                                                           DRAFT


         In Witness Whereof, the parties have caused this Agreement to be duly executed on the date first above written:

EC 2000, INC.


By:      /s/ Teodosio V. Pangia
         ----------------------------
         Teodosio V. Pangia, Chairman

         /s/ Mario Pandolfo
         ----------------------------
         Mario Pandolfo

         /s/ Maurizio DeCarli
         ----------------------------
         Maurizio DeCarli

         /s/ Massimo DeCarli
         ----------------------------
         Massimo DeCarli

         With Respect to Articles of the
               Agreement

         EC 2000 LLC, a Connecticut
               Limited Liability Company


By:      /s/ Mario Pandolfo
         ----------------------------
         Mario Pandolfo, Member

                                LICENSE AGREEMENT


         LICENSE AGREEMENT made and entered into as of October 6, 2000, among Mario Pandolfo, Maurizio DeCarli, and Massimo DeCarli, all with a principal office at 241 Research Drive, Suite 2, Milford, Connecticut 06460 (hereinafter, collectively, "Licensors") and EC 2000, Inc. a Delaware corporation, having principal offices at 119 West 23rd Street, New York, New York 10011 (hereinafter "Licensee").

                               W I T N E S S E T H

         Whereas the Licensors represent that they are the exclusive owners of an invention relating to a fuel savings technology device (hereinafter "Invention"); and

         Whereas the Licensee desires to manufacture, market, and sell devices based on or relating to the Invention, and

         Now, therefore, it is agreed as follows:

         1. License. For the Territory (hereinafter defined), the Licensors grant to the Licensee, the exclusive, unlimited irrevocable right and license, with the right to grant sublicenses to third parties under Patents (hereinafter defined) and under Information (hereinafter defined) to manufacture, have manufactured, use, market, have marketed, sell and have sold devices based on or relating to the Invention (the "License"). The exclusive right and License herein granted shall apply to all inventions, improvements, patent applications and letters patent, which the Licensors now own or control, or hereafter may own or control, and which relate to the Invention and covered by letters patent of the United States U.S. Patent Application Number 09/546,362 (Pending), _________, and ________ issued and owned by Licensors (hereinafter "Patents"), and to all information and documents, which the Licensors now own or control, or hereafter may own or control, and which relate to the Invention (hereinafter "Information").

         2. Territory. United States, Canada, South America, Malaysia, Singapore, Japan, Phillippines, Thailand, North Korea, South Korea and China.

         3. Representations of Licensor. The Licensors represent the following:

                  a. that the invention is secret and has not been revealed to anyone, except _____________, Licensor's patent attorney.

                  b. that the Licensors are the exclusive owners of all rights to the Invention, Patents and Information, have the right to grant this exclusive license for the Territory, and have not, for the Territory, granted to any other person, firm, or corporation any right, license shop right, or privilege thereunder,

                  c. that the Licensors have at no time filed, or caused to be filed, patent applications, or obtained in their name, or caused to be obtained in the name of others, any letters patent in the United States or elsewhere, based on or relating to the Invention, Information or devices or methods similar to the Invention.

         4. Patent assistance and related information. The Licensors shall furnish to the Licensee, its nominees or patent attorneys, all information and documents relating to the Invention which are necessary to prosecute patent applications.

         5. Information. The Licensor shall furnish to the Licensee, or its nominees all Information required by Licensee to commercialize and exploit the Invention. The Licensors shall not reveal the Invention or any Information to any other person in the Territory without the written approval of the Licensee.

         6. Patents. The rights and License herein granted shall include all inventions, improvements, enhancements and modifications thereto made or conceived during the term of this Agreement which Licensors own or control or hereafter own or control and all patent applications and patents based on covering the same which the Licensors now own or control or hereafter own or control. The Licensors shall, without further consideration, at the request of the Licensee, do all acts necessary for obtaining, sustaining, reissuing, extending, defending and enforcing Patents and any letters patent based on such improvements to the Inventions and shall give testimony and otherwise provide evidence as may be deemed necessary by Licensee.

         7. Consideration. The Licensee shall pay and deliver to the Licensors, 9,250,000 shares of Licensees' common stock in accordance with the terms of the License Acquisition Agreement, a copy of which is attached to Exhibit 1 hereto.

         8. Covenants of licensee. The Licensee covenants that it shall in good faith conduct all manufacturing, marketing and promotion of devices based on the Invention.

         9. Term. This Agreement and the rights and licenses granted hereunder shall continue in perpetuity.

         10. Infringement. The Licensors hall defend, at their own expense, all infringement suits that may be brought against Licensee or its sublicensees based on or related to the manufacture, use, or sale of the devices based on or using the Patents or Information. In the event any information is brought to the attention of Licensor that others, without benefit of license, are infringing any of the rights granted pursuant to this Agreement, Licensors shall, at its own expense, diligently prosecute all such infringers. In any of the foregoing suits, the Licensee may, at Licensee's expense, be represented by counsel of his own choice.


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
         11. Notice. Any notice or payment required under this Agreement shall be addressed to the Licensors and Licensees at the addresses first set forth above, unless notice of a change in address has been provided to the other parties and then to that address.

         12. Assignment. The Licensors shall not have the right to assign this Agreement or any rights granted to Licensee hereunder without the prior written consent of the Licensee. This Agreement and the rights and licenses granted to the Licensee hereunder may be assigned to a successor in interest of the entire or of a substantial portion of the business of Licensee.

         13. Arbitration. Any dispute arising out of or related to this Agreement shall be settled by arbitration in the city and state of New York, by a panel of three arbitrators and pursuant to the rules and procedures of the American Arbitration Association.

In witness whereof, the parties have executed this Agreement.


                                               /s/ Mario Pandolfo
                                               --------------------------------
                                               Mario Pandolfo

                                               /s/ Maurizio DeCarli
                                               --------------------------------
                                               Maurizio DeCarli

                                               /s/ Massimo DeCarli
                                               --------------------------------
                                               Massimo DeCarli


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